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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest reported) July 20, 2000


                      MACKENZIE INVESTMENT MANAGEMENT INC.
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             (Exact name of registrant as specified in its chapter)


           DELAWARE                    000-17994              59-2522153
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       (State or other                (Commission           (IRS Employer
jurisdiction of incorporation)        File Number)        Identification No.)



          700 South Federal Highway, Suite 300
                   Boca Raton, FL                              33432
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       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code    (561) 393-8900


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)




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ITEM 7.  Exhibits

         The following exhibit is filed with this report:

Exhibit No.           Description
-----------           -----------

99.1                  Press release dated July 20, 2000












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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MACKENZIE INVESTMENT MANAGEMENT INC.
                                                   (Registrant)




Date  July 20, 2000                    /s/ Keith J. Carlson
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                                       Keith J. Carlson
                                       President and Chief Executive Officer









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